SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2009

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iMergent, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

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 Delaware

 (State or Other Jurisdiction of Incorporation)

001-32277	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

10235 South 51st Street Phoenix, AZ	85044
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004

 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On June 30, 2009, the board of directors of iMergent, Inc. (the “Company”) declared a quarterly dividend of $0.02 per share on the Company’s common stock. The dividend is payable on July 31, 2009 to stockholders of record at the close of business on July 15, 2009.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
99.1	Press release entitled “iMergent Announces Quarterly Dividend”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date: July 2, 2009	By:	/s/ JONATHAN R. ERICKSON
Jonathan R. Erickson
Chief Financial Officer